Shelton Funds

Supplement to Prospectus dated January 1, 2019

Green California Tax-Free Income Fund

U.S. Government Securities Fund

Short-Term U.S. Government Bond Fund

The United States Treasury Trust

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Core Value Fund

Nasdaq-100 Index Fund

Shelton Green Alpha Fund

February 4, 2019

1.	The paragraph below “Fund Management” on page 4 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has been the Fund’s lead portfolio manager since 2010. Stephen C. Rogers has been a portfolio manager of the Fund since 2003. and David S. Falk has been a portfolio manager since February 4, 2019.

2.	The paragraph below “Fund Management” on page 17 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has been the Fund’s lead portfolio manager since 2010. Stephen C. Rogers has been a portfolio manager of the Fund since 2003.

3.	The paragraph below “Fund Management” on page 19 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has been the Fund’s lead portfolio manager since 2010. Stephen C. Rogers has been a portfolio manager of the Fund since 2003.

4.	The paragraph below “Fund Management” on page 21 is replaced in its entirety with:

Shelton Capital Management serves as the investment advisor to the Fund. William Mock has been the Fund’s lead portfolio manager since 2010. Stephen C. Rogers has been a portfolio manager of the Fund since 2003.

5.	The fifth paragraph under “Shelton Capital Management” on page 33 is replaced in its entirety with:

Mr. Falk is a portfolio manager of the Green California Tax-Free Income Fund, and also of the Shelton Tactical Credit Fund. Mr. Falk joined Shelton Capital Management on January 25, 2019. He has over 36 years of fixed income experience, with an emphasis on municipal bonds and structured finance. Prior to joining Shelton Capital Management, he was a member of the portfolio management team at Cedar Ridge Partners, LLC since 2009, and prior to that served as an investment banker, research analyst and trader specializing in municipal bonds at firms including Bear, Stearns & Co. Inc. and Lazard Frères & Co. He holds a Master of Regional Planning degree from the University of North Carolina at Chapel Hill and received a B.A. (Economics and Urban Studies) from Northwestern University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE